THE WRIGHT ASSET ALLOCATION TRUST







                           SEMI-ANNUAL REPORT

                           JUNE 30 , 2001

                           o   WRIGHT MANAGED GROWTH WITH INCOME FUND

THE WRIGHT ASSET ALLOCATION TRUST
-------------------------------------------------------------------------------




The Wright Asset Allocation Trust was created to offer a variety of funds to meet differing investment objectives. Each fund is a "fund of funds." This means that a fund invests in other mutual funds managed by Wright Investors Service. Only Wright Managed Growth with Income Fund is currently being offered. This fund seeks a high total return (consisting of price appreciation and high income) with reduced risk.

The Wright Managed Growth with Income Fund is a balanced fund investing its assets in various Wright managed equity and income funds. Wright allocates the fund's assets based on a fundamental analysis of the economy and investment markets in the U.S. and foreign countries. Over the long-term, the fund expects to have an asset mix of 65% equity (10% is international equity) and 35% fixed income. This mix will vary over short-term periods as Wright follows a dynamic process of monitoring the asset allocation model and making adjustments. Purchases and sales of funds are made when necessary to adjust the asset allocation model, when new investments become available to the fund, or when necessary to accommodate redemption activity. The equity allocation may range from 0 to 75% with up to 20% being international equities. The U.S. equities may be allocated among large, medium and small companies. The fixed income allocation may range from 25 to 100%. Fixed income funds selected could include those investing in U.S. government issues, high quality corporate issues and mortgage backed securities. Up to 50% of the fixed income allocation could be in money market securities.

Likely candidates for investment include the following:

     o  Wright Major Blue Chip Equities Fund
     o  Wright Selected Blue Chip Equities Portfolio
     o  Wright International Blue Chip Equities Portfolio
     o  Wright U.S. Treasury Portfolio

In addition, the fund's assets may be invested in U.S. Treasury bills and similar money market securities.



TABLE OF CONTENTS
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                                                           Page

Investment Objectives........................inside front cover
Letter to Shareholders........................................1
Management Discussion.........................................2
Dividend Distributions and Investment Return..................5

Wright Managed Growth with Income Fund

         Portfolio of Investments.............................6
         Financial Statements.................................7

Notes to Financial Statements................................11

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------


                                                        July 2001

Dear Shareholders:

     After hitting 29-month lows in the first week of April, stocks put together a worthwhile, if somewhat irregular, rally over the balance of the second quarter. The S&P 500 Composite had a total return of nearly 6% for the second quarter (its first positive result since the first quarter of 2000), trimming its loss for the first six months of 2001 to 7%. Technology stocks, which were probably oversold back in early April when they were down roughly 67% from their year-earlier peaks, led the rally with an advance of 13% in the second quarter, bringing their first-half decline to 15%. Health care and utility stocks were the weakest sectors during the first half of 2001, losing 16% and 14%, respectively. While off their lows, foreign stock markets generally lagged U.S. stocks during the first half of 2001, in part as a result of the defiantly strong dollar.

     The U.S. stock market's spring rally had its base in Federal Reserve interest rate cuts of 125 basis points during the second quarter and a total of 275 basis points since December. These rate reductions offset disappointments in corporate earnings, which are in their worst swoon since 1986. The declines in interest rates have been concentrated at the short end of the yield curve; longer-term Treasury bond yields actually increased about 30 basis points during 2001's first six months. Overall, the return on the Lehman aggregate bond index was 3.6%, with the second quarter the sixth straight positive quarter for bonds.

     The markets themselves continue to send mixed signals on the economic outlook for 2001. Unlike the first quarter, when stocks were weak and corporate bonds strong, the second quarter experienced a rebound in stock prices as investors began to anticipate better business and profits, but weakness in below-investment-grade bonds seemed to be saying the opposite. At the same time, most foreign economies lost momentum over the first half of 2001 and figure to be a drag on U.S. growth. Still, it is hard to see how business can help but get better in the second half of 2001 and 2002 given the Fed's interest rate reductions, tax cuts and lower energy prices.

     Is it possible that we have seen the last of the Fed easing in 2001, just as a year ago marked the end of Fed tightening? The answer to that question depends upon the flow of economic data over the coming months. Fed policy works with a lag, estimated at six to nine months by most economists; the effects of the Fed's January rate cuts are only now being felt. Nonetheless, while the Fed will probably be able to avert recession, business is clearly in the throes of a profits recession, as a result of which firms have trimmed capital spending budgets and payrolls in an effort to shore up profit margins. Consumer confidence has improved, but not as much as one would normally expect given 275 basis points of interest rate cuts.

     To our way of thinking, a combination of accommodative Fed monetary policy and tax cuts on the order of $50 billion should coax the slow, protracted economic recovery into a more vigorous trend later this year. As the stock market gets a firmer footing, bonds may lose some of their appeal. But inflation should actually recede in the coming year, and bond yields are expected to go marginally lower this year before heading higher later in 2002. Wright believes that the economic fundamentals are coming into line to provide a favorable backdrop for the financial markets over the next several years. A renewed focus on investment fundamentals should make for a more sustainable advance in stock prices.

     On a different note, your trustees elected two new members at their June meeting, James P. Biggs, retired president of People's Bank in Bridgeport, CT and Judith R. Corchard, executive vice president and member of the Investment Committee of Wright Investors' Service. Mr. Biggs replaces Raymond Van Houtte who retired at the end of December and brings the total of independent trustees to five. Ms. Corchard, who is also a vice president of the trust, is an affiliated trustee. There are now nine trustees, the majority of whom are independent.

                                                 Sincerely,

                                                 /s/Peter M. Donovan
                                                 --------------------
                                                 Peter M. Donovan
                                                 President

MANAGEMENT DISCUSSION
-------------------------------------------------------------------------------

Stock Market Environment: The second quarter of 2001 was the best one for U.S. stocks since the fourth quarter of 1999. After bottoming in early April (when Nasdaq was 68% below its 2000 peak), stocks rallied on some better-than-expected, first-quarter earnings reports and a surprise rate cut by the Federal Reserve on April 18. The bulk of the stock market's gains accrued in April; after that, the market staged an on-again/off-again rally that had stocks closing the quarter well off peak levels. The S&P 500, the most widely used U.S. stock market benchmark, returned 5.9% in the quarter. Outside the U.S., stocks also rose, but not as much. The FT World ex U.S. index rose 1.8% in local currencies and was just about flat in dollars. In dollar terms, European markets lost 1.9% for the quarter, while Japan gained 1.7%.

     Tech stocks, hardest hit in the 2000-01 bear market, benefited most from the market's more positive tone. At midyear, Nasdaq was up 32% from its low and 17% for the quarter but still down 13% year to date. Within the S&P 500, technology was the best performing sector, averaging a 13% price rise. Close behind was the capital goods sector (+12%), while the utilities sector (-6.3%) was the weakest group. That investors were willing to take on more risk in the quarter was also indicated by the better market breadth and outperformance of S&P 500 growth stocks (+7.5%) over value stocks (+3.9%). The S&P MidCap 400 and SmallCap 600 were both up about 13% in the quarter, more than twice the S&P 500's gain.

     The second-quarter rally was driven by investors' anticipation of better times ahead. There are valid reasons to expect improvement in economic growth by the end of the year. Most important is the liquidity provided by 275 basis points of Fed rate cuts so far this year and tax cuts beginning in July. But the continuing overhang of excess capacity in manufacturing, especially in technology industries, will limit the pace of the pickup. WIS expects the economy to skirt recession, although the chance of recession may still be as high as 33%.

     In the near term, a cautious recovery in stocks is both the most likely and most desirable prospect. Early July has brought a few favorable corporate earnings reports - favorable in the sense that they weren't any worse than expected. But at this point, the outlook for economic growth and corporate profits is still too problematic to foster a surging bull market. The second quarter's rapid recovery in tech stocks from their April lows (roughly a third of which was given back by quarter end) should prove to be the exception and not the rule on how stocks will behave for a while.

Bond Market Environment: Bond returns were skimpy in the second quarter of 2001, lagging equities for the first time in over a year. Still, for the first six months of 2001, bonds were the place to be, as the Lehman U.S. Aggregate bond composite had a return of 3.6%. After reducing interest rates by 150 basis points in the first quarter, the Federal Reserve cut rates by another 125 basis points in the second. This easing - the most aggressive since the early 1980s - had investors worrying that the Fed's efforts would eventually trigger a round of higher inflation. In addition, the upturn in stock prices in the quarter reduced the appeal of bonds as a safe haven. The Lehman Brothers U.S. aggregate bond index returned 0.6% in the second quarter; this lagged the 0.9% return on 90-day T-bills, but it was still the sixth straight positive quarter for bonds.

     Spread products outperformed Treasuries in the second quarter (and first half) of 2001. Corporate bonds returned 1.1% overall (5.4%) and 1.3% for long-term investment grade corporates (6.6%). Below-investment-grade corporates retreated in the second quarter after a strong first quarter. Mortgage-backed issues returned about 1.0% (1.3% for Ginnie Maes) for the second quarter and 3.8% (4.0%) for the half. Government agency issues returned 0.2% in the second quarter and 3.1% for six months. Treasury bonds overall lost 0.4% in the second quarter but returned 1.9% for six months. In contrast to corporates, in Treasuries it was better to be short than long in 2001's first half, with intermediate Treasuries returning a positive 3.3% but long-term T-bonds losing 0.4%. Shorter issues benefited from the Fed rate cuts in the half, but inflation fears and the suspicion that Treasury buybacks would be smaller than expected earlier sent yields on five-year and longer T-bonds up 30 basis points in the period.

     Bonds got off to a positive start in the third quarter. In our view, the bond market's second-quarter inflation fears were at least premature, if not misconceived altogether. It is going to be a long time before capacity utilization (now at a 25-year low in high-tech manufacturing) and the jobs market get tight enough to boost core inflation (PCE deflator) much above the 2% range. WIS expects long-term Treasuries to recoup some of their recent losses, and sees spread products as attractive compared to Treasuries.

WRIGHT MANAGED GROWTH WITH INCOME FUND
     The Wright Managed Growth with Income Fund earned 3.1% for the second quarter of 2001, about 30 basis points above the benchmark return for the period. (The Fund's benchmark is a composite of 45% S&P 500, 15% FTSE World ex U.S. and 40% Lehman Brothers U.S. Aggregate bond market average). For the first six months of 2001, the Fund lost -7.0% in its Advisor share Class and 14.5% in its Individual share class, as compared with a 3.6% loss for the benchmark.
Although individual Wright fund holdings lagged their benchmarks during the second quarter, the shift of fund assets from bonds to stocks in January, which proved to be premature in the first quarter, added value during the second quarter. In particular, the Fund's 18% holding of mid-cap U.S. equities again contributed positively to performance. At June 30, WMGI Fund assets were 35.5% Wright Major Blue Chip Fund, 18.0% Wright Selected Blue Chip Fund, 15.0% Wright International Blue Chip Fund, 27.7% Wright U.S. Treasury Fund, and 3.8% cash equivalents.

     In the second quarter, global stock markets mounted a recovery from their April lows, while bonds managed to eke out a nominal return. In stocks, the rally from the oversold levels at the start of the second quarter was powered by a surprise interest rate cut by the Federal Reserve in the middle of April. Along with the first quarter's interest rate reductions and tax cuts coming in the second half, the Fed's three rate-cutting moves in the second quarter have improved prospects for economic growth and higher profits. Despite the 125 basis-point reduction in short-term interest rates, longer-term Treasury bond yields rose from 20 bp (three-year T-notes) to 50 bp (10-year T-bonds) in the quarter.

     All domestic asset classes had positive returns in the second quarter, while foreign equities were basically flat. The second-quarter marketplace represented a change from that of the first quarter, when only bonds were in the black. With the Federal Reserve in an aggressive easing mode and tax cuts coming, investors were a little more willing to take on risk, on the assumption that better economic conditions lie ahead. For similar reasons, inflation fears rose and bond prices eroded in the quarter. The rally in stocks has been one of fits and starts, as consumer confidence has not responded to the Fed's easing with the normal exuberance. Asset allocation in the Wright Managed Growth with Income Fund continues to have a moderately aggressive tilt towards stocks (68.5% vs 60% benchmark) with a corresponding smaller position in fixed-income securities (27.7% vs 40%). The paragraphs that follow discuss factors affecting Fund holdings:

WRIGHT SELECTED BLUE CHIP EQUITIES PORTFOLIO
     Mid-cap stocks generally did better than large-cap stocks in the second quarter and first half of 2001. The Wright Selected Blue Chip Fund (WSBC), a mid-cap blend fund, returned 7.5% in the April-June period, compared with 13.2% for the S&P MidCap 400 and 10.6% for an average of Morningstar mid-cap blend funds. For the first half of 2001, the WSBC Fund lost 3.8% compared with positive returns of 1.0% and 1.3%, respectively, for the S&P MidCaps and the Morningstar benchmark.

     After beating its benchmarks in the first quarter, the WSBC Fund was negatively impacted during the second quarter by weakness in its energy sector holdings. The entire mid-cap energy sector lagged due to declining oil prices, and the WSBC's energy holdings were weaker than the energy component of the S&P MidCaps. By midyear, the WSBC Fund had reduced its weighting in energy stocks. An overweighting in utilities, another weak sector, also cut into the WSBC's second-quarter gains. On the plus side, mid-cap health care stocks, in which the Fund held an overweight position, were strong in 2001's second quarter and first half. The best performing holdings for the latest quarter: Best Buy, a potential prime beneficiary of the coming tax rebate, which rose 76%; Minimed, which added 65% on a buyout bid from Medtronic; and software makers Rational Software and Veritas Software, which gained 58% and 44%, respectively. Commercial service providers Fiserv and CSG Services were also strong. Oil drillers and technology holdings with earnings warnings held down the Fund's overall results.

     The Fund has continued to position the portfolio towards a turnaround in the economy by increasing the Industrials sector and adding to the Financials. Similarly, the Fund has reduced its exposure to Energy by 3% and to Consumer Staples by 1%. The Selected Blue Chip portfolio sells at a similar P/E multiple to the S&P 400 index yet has an expected long-term growth rate 33% higher than that of the benchmark.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
     The Wright Major Blue Chip Fund (WMBC) holds mostly the larger-cap issues on the Approved Wright Investment List and is managed as a blend of value and growth stocks. In the second quarter of 2001, as investors took a more constructive attitude toward stocks, the WMBC Fund returned 4.7% in its Standard share class and 5.2% in its Institutional share class, compared with gains of 5.9% for the S&P 500 and 5.8% for the Morningstar average of large-cap blend funds. The second quarter's gains were not enough to offset the first quarter's losses for either the WMBC Fund or the benchmarks. For the first half of 2001, the WMBC Fund lost 11.5% in its Standard share class and 11.6% in its Institutional share class compared with losses of 6.7% for the S&P 500 and 6.9% for the Morningstar average.

     Early in the second quarter, the WMBC Fund's weighting in technology was increased to slightly more than the S&P 500's weight, which was a positive for the Fund in Q2. Overall, sector weights were pretty close to benchmark weights for most of the first six months of 2001 and a minor negative factor for the Fund in the period. The WMBC Fund's lagging performance vs the S&P 500 was due primarily to stock selection. In relative terms, the company's utility, energy, and consumer discretionary holdings underperformed their S&P 500 counterparts; better-than-benchmark results in the industrial, materials and technology sectors were not enough to offset the shortfall. Among individual stocks whose declines hurt the Fund's performance in the latest quarter were tech stock EMC Corp., drug company Biogen, SBC and Qwest in the telecom sector, and retailer Wal-Mart. Microsoft, Adobe, Citigroup and GE were among issues making positive contributions to the Fund's performance.

     The decision to increase the WMBC Fund's weighting and diversification in technology was made to take advantage of good values in tech stocks and better economic growth ahead. At midyear, forecast long-term annual earnings growth for the Fund's holdings averaged close to 17% compared to 16% for the S&P 500. The Fund's average year-ahead P/E multiple was 23.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO
     Foreign stock markets were generally not as strong as the U.S. stock market in the second quarter and first half of 2001. The Wright International Blue Chip Fund (WIBC) lost 0.8% in its Standard share class and 0.7% in its Institutional share class in the second quarter, lagging slightly the FTSE World ex U.S. index (+0.1%) but a better showing than the loss of 1.9% for an average of Morningstar International Funds. For the first half of 2001, the WIBC Fund lost 18.1% in its Standard share class and 17.9% in its Institutional share class compared to losses of 13.3% for the FTSE Index and 16.0% for the Morningstar average.

     Because the euro declined in value compared to the dollar in the quarter and six months, the Fund's overweight position in Europe relative to the FTSE World ex U.S. was a negative for Fund performance. Also contributing to the shortfall in the second quarter was underweightings in Japan and Australia, which were relatively strong markets in dollar terms for the quarter. Working to the Fund's benefit in the quarter was the good performance of its selection in the health care and information technology sectors. During the second quarter, the Fund reduced its exposure to Japan, where the economy appears to be on the verge of recession; weightings were increased in Hong Kong and Canada, among others. The Fund trimmed its position in technology stocks a bit, but remained overweight in that sector at midyear 2001.

WRIGHT U.S. TREASURY PORTFOLIO
     In the second quarter of 2001, the Wright U.S. Treasury Fund (WUSTB) lost 0.6%. This performance slightly lagged the losses of 0.4% for the Lehman Treasury bond average and 0.2% estimated for the Morningstar average of Treasury bond funds in the quarter. In the first half, the WUSTB fund returned 1.1%, which compared with 2.0% for the Morningstar average. Over the last 12 months, the WUSTB returned 8.3%, while the Morningstar benchmark earned 9.2%.

     During the second quarter, the WUSTB Fund's average duration moved to 5.9 years from 6.4. With the best performance in the Treasury sector of the bond market coming at the short end of the yield curve (i.e., two years and shorter maturity), WUSTB's longer duration and maturity, which were in line with the Lehman benchmark's, limited its return in the quarter. WIS is targeting the WUSTB Fund's duration at slightly longer than benchmark in the expectation that as evidence accumulates that the bond market's inflation fears are overdone, bond yields will move lower, at least in the short term.

DIVIDEND DISTRIBUTIONS AND INVESTMENT RETURN
-------------------------------------------------------------------------------


                 N.A.V.     Distri-      Distri-                       Value           3 Month      12 Month       Cum.
  Period           Per      bution       bution         Shares       of $1,000        Invstmnt      Invstmnt     Invstmnt
  Ending          Share     $  P/S      in Shares        Owned       Investment        Return        Return       Return
------------------------------------------------------------------------------------------------------------------------------


 WRIGHT MANAGED GROWTH WITH INCOME - ADVISOR SHARES (WGIF)

   7/14/99       $10.00                                 100.00      $1,000.00

   Dec. 00         9.62       0.233     0.024045        104.74       1,007.63           -4.54%       -3.23%        0.76%

   Jan. 01         9.67                                 104.74       1,012.87           -2.73%       -0.08%        1.29%
   Feb. 01         9.11                                 104.74         954.22           -3.02%       -7.54%       -4.58%
   Mar. 01         8.52       0.160     0.018868        106.72         909.25           -9.76%      -15.98%       -9.07%
   Apr. 01         8.96                                 106.72         956.21           -5.59%       -9.06%       -4.38%
   May  01         8.93                                 106.72         953.01           -0.13%       -7.01%       -4.70%
   Jun. 01         8.78                                 106.72         937.00            3.05%      -10.71%       -6.30%








 WRIGHT MANAGED GROWTH WITH INCOME - INDIVIDUAL SHARES (WGIF)

   8/17/00       $10.50                                  95.24      $1,000.00

   Dec. 00         9.71       0.233     0.023824         97.51         946.79           -3.76%           -        -5.32%

   Jan. 01         9.75                                  97.51         950.69           -2.04%           -        -4.93%
   Feb. 01         9.17                                  97.51         894.14           -3.21%           -       -10.59%
   Mar. 01         8.59       0.160     0.018713         99.33         853.26           -9.88%           -       -14.67%
   Apr. 01         8.28                                  99.33         822.47          -13.49%           -       -17.75%
   May  01         7.84                                  99.33         778.76          -12.90%           -       -22.12%
   Jun. 01         8.15                                  99.33         809.55           -5.12%           -       -19.04%





WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)
------------------------------------------------------------------------------
Portfolio of Investments - June 30, 2001 (Unaudited)



Shares                                                             Value
------------------------------------------------------------------------------


Investment Company Securities - 96.2%

   75,55  Selected Blue Chip Equities Portfolio - 18.0%..... $     811,495
  217,157 Major Blue Chip Equities Fund -
           Institutional shares - 35.5%...................       1,596,110
   74,211 International Blue Chip Equities Portfolio - 15.0%.      673,098
  110,045 U.S. Treasury Portfolio - 27.7%...................     1,243,513
                                                                -----------

total investments (identified cost, $4,553,614) - 96.2%..... $   4,324,216

OTHER ASSETS & LIABILITIES - 3.8%............................      172,828
                                                                -----------

NET ASSETS - 100.0%......................................... $   4,497,044
                                                               ============



See notes to financial statements

WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)
------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2001 (unaudited)

------------------------------------------------------------------------------


ASSETS:

   Investments--
     Identified cost......................     $ 4,553,614
     Unrealized depreciation..............        (229,398)
                                               ------------

       Total value (Note 1A)..............     $ 4,324,216

   Cash...................................         111,074
   Receivable from investment adviser.....          71,996
   Other assets...........................              74
                                               ------------
     Total Assets.........................     $ 4,507,360
                                               ------------


LIABILITIES:

   Transfer agent fees....................     $       935
   Accrued expenses and other liabilities.           9,381
                                               ------------
     Total Liabilities....................     $    10,316
                                               ------------


NET ASSETS................................     $ 4,497,044
                                               ============

NET ASSETS CONSIST OF:

Paid-in capital...........................     $ 5,016,533
Accumulated net realized loss
   on investments.........................        (295,375)
Unrealized depreciation of investments....        (229,398)
Undistributed net investment income.......           5,284
                                               ------------
   Net assets applicable to
    outstanding shares....................     $ 4,497,044
                                               ============

Computation of net asset value, offering and redemption price per share:

Advisor shares

   Net assets.............................     $ 4,356,269
                                               ============
   Shares of beneficial interest outstanding       496,161
                                               ============
   Net asset value, offering price and
     redemption price per share of
     beneficial interest..................     $      8.78
                                               ============
Individual shares

   Net assets.............................     $   140,775
                                               ============
   Shares of beneficial interest outstanding        17,282
                                               ============
   Net asset value, offering price and
     redemption price per share of
     beneficial interest..................     $      8.15
                                               ============




                             STATEMENT OF OPERATIONS

              For the Six Months Ended June 30, 2001 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME:
   Investment income from underlying funds     $    38,646
                                               ------------

     Total investment income..............     $    38,646
                                               ------------

Expenses--
   Expenses from underlying funds.........     $     9,181
   Investment adviser fee (Note 2)........           4,459
   Administration fee (Note 2)............             435
   Trustees' compensation.................           8,867
   Transfer agent fee - Advisor shares....             843
   Transfer agent fee - Individual shares.              21
   Shareholder communications - Advisor Shares         968
   Shareholder communications - Individual Shares      122
   Distribution & service fee -
    Advisor shares (Note 3)...............          10,342
   Distribution & service fee -
    Individual shares (Note 3)............             783
   Custodian fee - Advisor shares.........          23,052
   Custodian fee - Individual shares......             842
   Printing...............................             723
   Legal fees.............................           4,782
   Audit fees.............................          27,970
   Registration costs - Advisor shares....          13,131
   Registration costs - Individual shares.           9,223
   Miscellaneous..........................           5,073
                                               ------------
       Total expenses.....................     $   120,817
                                               ------------

Deduct--
   Preliminary reduction of investment adviser fee
   (Note 2)...............................     $    (4,445)
   Preliminary reduction of distribution and service fee
     - Advisor shares (Note 3)............         (10,342)
   Preliminary reduction of distribution and service fee
     - Individual shares (Note 3).........            (761)
   Preliminary allocation of expenses to the
     investment adviser (Note 2)..........         (71,996)
   Reduction of custodian fee
     - Advisor shares (Note 1C)...........          (1,077)
   Reduction of custodian fee
     - Individual shares (Note 1C)........             (40)
                                               ------------
       Total deductions...................     $   (88,661)
                                               ------------
       Net expenses.......................     $    32,156
                                               ------------
          Net investment income...........     $     6,490
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments
     (identified cost)....................     $    39,560
   Net realized loss from underlying funds
     (identified cost)....................         (60,883)
                                               ------------
       Net realized gain on investments...     $   (21,323)
                                               ------------
   Change in unrealized appreciation of
     investments..........................     $  (341,446)
                                               ------------
     Net realized and unrealized loss
       on investments.....................     $  (362,769)
                                               ------------

       Net decrease in net assets from
        operations........................     $  (356,279)
                                               ==============


See notes to financial statements

Wright Managed Growth with Income Fund (WGIF)
--------------------------------------------------------------------------------


                                                                                     Six Months Ended         Year Ended
                                                                                         June 30,            December 31,
                                                                                    -----------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2001                  2000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

   From operations -
     Net investment income......................................................     $      6,490          $     37,394
     Net realized gain (loss) on investments....................................          (21,323)              111,984
     Change in unrealized appreciation of investments...........................         (341,446)             (307,950)
                                                                                        ----------            ----------

       Net decrease in net assets from operations...............................     $   (356,279)         $   (158,572)
                                                                                        ----------            ----------

   Distributions declared to shareholders -
     From net investment income - Advisor shares................................     $         --          $    (32,589)
     From net investment income - Individual shares.............................               --                (4,409)
     In excess of net investment income - Advisor shares........................               --               (46,262)
     From net realized gain - Advisor shares....................................          (73,326)              (28,589)
     From net realized gain - Individual shares.................................           (2,766)               (1,599)
                                                                                        ----------            ----------
       Total distributions......................................................     $    (76,092)         $   (113,448)
                                                                                        ----------            ----------

   Fund share transactions - Advisor shares:

       Proceeds from shares sold................................................     $    469,407          $  3,396,627
       Issued to shareholders in payment of distributions declared..............           71,123               104,878
       Cost of shares reacquired................................................         (153,074)           (5,192,044)
                                                                                        ----------            ----------
       Net increase (decrease) in net assets from fund share transactions
          - Advisor shares......................................................     $    387,456          $ (1,690,539)
                                                                                        ----------            ----------

     Individual shares:
       Proceeds from shares sold................................................     $          8          $    270,826
       Issued to shareholders in payment of distributions declared..............            2,767                 6,008
       Cost of shares reacquired................................................          (15,312)              (77,059)
                                                                                        ----------            ----------
       Net increase in net assets from fund share transactions
          - Individual shares...................................................     $    (12,537)         $    199,775
                                                                                        ----------            ----------


   Total net increase (decrease) in net assets from fund share
    transactions (Note 4........................................................          374,919          $ (1,490,764)
                                                                                        ----------            ----------

   Net decrease in net assets...................................................     $    (57,452)         $ (1,762,784)

NET ASSETS:

   At beginning of period.......................................................        4,554,496             6,317,280
                                                                                        ----------            ----------

   At end of period.............................................................     $  4,497,044          $  4,554,496
                                                                                     ==============        ==============

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $      5,284          $     (1,206)
                                                                                     ==============        ==============





See notes to financial statements

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------



                                                                                             Six Months Ended

Wright Managed Growth with Income Fund (WGIF)                                                June 30, 2001(5)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                (Unaudited)
                                                                                  Individual Shares         Advisor Shares



Net asset value, beginning of period                                                  $    9.710              $    9.620
                                                                                      -----------              ---------

Income from investment operations:

  Net investment income(1)                                                            $    0.010              $    0.013
  Net realized and unrealized loss                                                        (1.410)                 (0.693)
                                                                                      -----------               ---------
   Total income from investment operations                                            $   (1.400)             $   (0.680)
                                                                                      -----------               ---------


Less distributions declared to shareholders:

  From realized gain on investments                                                   $   (0.160)             $   (0.160)
                                                                                      -----------               ---------
   Total distributions                                                                $   (0.160)             $   (0.160)
                                                                                      -----------               ---------


Net asset value, end of period                                                        $    8.150              $    8.780
                                                                                      ===========             ===========

Total return(2)                                                                          (14.50%)                 (7.01%)

Ratios/Supplemental Data(1):

  Net assets, end of period (000 omitted)                                             $      141              $    4,356
  Ratio of expenses to average net assets                                                  1.61%(3)                1.55%(3)
  Ratio of expenses after custodian fee reduction to average net assets(4)                 1.56%(3)                1.50%(3)

  Ratio of net investment income to average net assets                                     0.24%(3)                0.30%(3)

  Portfolio turnover rate                                                                    12%                     12%

----------------------------------------------------------------------------------------------------------------------------------

(1) During the six months period ended June 30, 2001, the investment adviser and the principal underwriter reduced their fees and the investment adviser was allocated a portion of the operating expenses. Had such action not been undertaken, the net investment loss per share and the ratios would have been as follows:

                                                                                      Six Months Ended June 30, 2001
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Individual Shares         Advisor Shares

Net investment loss per share                                                         $   (0.611)             $   (0.128)
                                                                                      ===========             ===========
Ratios (as a percentage of average net assets):

  Expenses                                                                                16.52%(3)                4.80%(3)
                                                                                      ============             ===========
  Expenses after custodian fee reduction(4)                                               16.47%(3)                4.75%(3)
                                                                                      ============             ===========
  Net investment loss                                                                    (14.67%)(3)              (2.95%)(3)
                                                                                      =============            ============

---------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)  Annualized.
(4)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(5)  Certain per share amounts are based on average shares outstanding.


See notes to financial statements

                                                           From August 17, 2000                           From July 14, 1999
                                                          (start of business) to     Year Ended         (start of business) to
WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)              December 31, 2000(5)   December 31, 2000        December 31, 1999
----------------------------------------------------------------------------------------------------------------------------------


                                                             Individual Shares     Advisor Shares           Advisor Shares

Net asset value, beginning of year                             $   10.500             $   10.190              $   10.000
                                                               -----------              ---------               ---------

Income from investment operations:

  Net investment income(1)                                     $    0.211             $    0.068              $    0.058
  Net realized and unrealized gain (loss)                          (0.768)+               (0.405)+                 0.357
                                                               -----------              ---------               ---------

   Total income from investment operations                     $   (0.557)            $   (0.337)             $    0.415
                                                               -----------              ---------               ---------


Less distributions declared to shareholders:

  From net investment income                                   $   (0.171)            $   (0.068)             $   (0.044)
  In excess of net investment income                                -                     (0.103)                 (0.158)
  From realized gain on investments                                (0.062)                (0.062)                  -
  From paid-in capital                                              -                      -                      (0.023)
                                                               -----------              ---------               ---------
   Total distributions                                         $   (0.233)            $   (0.233)             $   (0.225)
                                                               -----------              ---------               ---------


Net asset value, end of year                                   $    9.710             $    9.620              $   10.190
                                                               ===========            ===========             ===========

Total return(2)                                                    -5.32%                 -3.32%                   4.23%

Ratios/Supplemental Data(1):

  Net assets, end of year (000 omitted)                        $      181             $    4,374              $    6,317
  Ratio of expenses to average net assets                           0.70%(3)               1.96%                   2.01%(3)
  Ratio of expenses after custodian fee reduction to
   average net assets(4)                                            0.67%(3)               1.93%                   1.97%(3)

  Ratio of net investment income to average net assets              5.50%(3)               0.65%                   1.04%(3)

  Portfolio turnover rate                                             44%                    44%                     18%

----------------------------------------------------------------------------------------------------------------------------------

(1) During the year ended December 31, 2000 and the period from July 14, 1999, start of business, to December 31, 1999, the investment adviser and the principal underwriter reduced their fees and the investment adviser was allocated a portion of the operating expenses. Had such action not been undertaken, the net investment loss per share and the ratios would have been as follows:

                                                                              2000                                1999
-----------------------------------------------------------------------------------------------------------------------------

Net investment income (loss) per share                         $    0.033             $   (0.131)             $   (0.025)
                                                               ===========            ===========             ===========
Ratios (as a percentage of average net assets):

  Expenses                                                          5.33%(3)               3.86%                   3.49%(3)
                                                               ============            ===========             ===========
  Expenses after custodian fee reduction(4)                         5.30%(3)               3.83%                   3.45%(3)
                                                               ============            ===========             ===========
  Net investment income (loss)                                      0.87%(3)              (1.25%)                 (0.44%)(3)
                                                               ============            ===========             ===========

-------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)  Annualized.
(4)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(5)  Certain per share amounts are based on average shares outstanding.
+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such time.

See notes to financial statements

Notes to Financial Statements (Unaudited)
-------------------------------------------------------------------------------


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Wright Managed Growth with Income Fund (the fund) (one of the series of The Wright Asset Allocation Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund invests, with certain percentage ranges, in underlying blue chip funds (the underlying funds), for which Wright Investors Services (Wright) serves as the investment adviser. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A. Investment Valuations - Investments in the underlying funds are valued at net asset value. Other portfolio securities are valued at the last current sales price on the market where the security is normally traded. Securities that cannot be valued at these closing prices are valued by Wright at fair value in accordance with procedures adopted by the trustees. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates market value.

  B. Deferred Offering Costs - Offering costs are being deferred and will be amortized on a straight line basis over a period not to exceed twelve months, commencing on the effective date of the fund's initial offering of its shares. The amount paid by the fund on any withdrawal by the holders of the initial interests of any of the respective initial interests will be reduced by a portion of any unamortized offering costs, determined by the proportion of the amount of the initial interests withdrawn to the initial interests then outstanding.

  C. Expense Reduction - The fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

  D. Federal Taxes - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

  E. Distributions - The fund requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

  F. Multiple Classes of Shares of Beneficial Interest - The fund offers an advisor share class and an individual share class. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends and liquidation.

  G. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date.

  H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

 I. Interim Financial Information - The interim financial statements relating to June 30, 2001 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments, necessary for the fair presentation of the financial statements.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The fund has engaged Wright Investors' Services (Wright) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets. For the six months ended June 30, 2001, the effective annual rate was 0.20%. To enhance the net income of the fund, Wright made a preliminary reduction of its investment adviser fee of $4,445. In addition, a preliminary amount of $71,996 of expenses was allocated to the investment adviser.

     The fund also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the fund. Under the Administrator Agreement, Eaton Vance is responsible for managing the business affairs of the fund and is compensated based upon a percentage of average daily net assets. For the six months ended June 30, 2001, the effective annual rate was 0.02%. Certain of the Trustees and officers of the fund are Trustees or officers of the above organizations, Except as to Trustees of the fund who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the fund out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the fund will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter) (WISDI), a subsidiary of Wright Investors' Service, an annual rate of 0.25% per annum of the fund's average net assets attributable to the advisor shares. To enhance the net income of the fund, the Principal Underwriter made a reduction of its distribution fee of $5,742 on a preliminary basis.

     In addition, the Trustees have adopted a service plan (the Service Plan) which allows the fund to reimburse WISDI for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares of the fund may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. To enhance the net income of the fund, the Principal Underwriter made a preliminary reduction of its service fee of $5,361.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follow:

                                                      For the Six Months Ended June 30, 2001
                                                  Individual Shares               Advisor Shares

                                                 Shares       Amount           Shares       Amount

Sales.......................................         1     $         8         50,070   $   469,407
Issued to shareholders in payment
  of distributions declared.................       324           2,767          8,387        71,123
Redemptions.................................    (1,690)        (15,312)       (16,734)     (153,074)
                                              ---------     -----------      ---------   -----------

   Net increase (decrease)..................    (1,365)   $    (12,537)        41,723   $   387,456
                                             ==========    ============     ==========  ============


                                            For the period from the start             For the
                                            of business, August 17, 2000            Year Ended
                                                to December 31, 2000             December 31, 2000
                                                  Individual Shares               Advisor Shares

                                                 Shares       Amount           Shares       Amount

Sales.......................................    26,071     $   270,826        333,642   $ 3,396,627
Issued to shareholders in payment
  of distributions declared.................       614    -      6,008         10,823       104,878
Redemptions.................................    (8,037)        (77,059)      (510,275)   (5,192,044)
                                              ---------     -----------      ---------   -----------

   Net increase (decrease)..................    18,648    $    199,775       (165,810)  $(1,690,539)
                                             ==========    ============     ==========  ============



(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than US Government securities and short term obligations for the six months ended June 30, 2001, were $622,000 and $495,000, respectively.

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2001, as computed on a federal income tax basis, are as follows:

     Aggregate cost..............................                 $   4,553,614
                                                                   =============
     Gross unrealized appreciation...............                 $     155,793
     Gross unrealized depreciation...............                      (385,191)
                                                                      ----------

     Net unrealized depreciation.................                 $    (229,398)
                                                                   =============

(7)  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     The fund invests in underlying funds, certain of which invest in securities issued by companies whose principal business activities are outside the Untied States which may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic  issuers.  Investments in foreign  securities  also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the fund's assets. The fund may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

(8). LINE OF CREDIT

     The fund participates with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit is allocated among the participating funds at the end of each quarter. The fund did not have significant borrowing or allocated fees during the six months ended June 30, 2001.

WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
440 Wheelers Farms Road, Milford, CT 06460


SEMI-ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS

         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President and Trustee
         James P. Biggs, Trustee
         Dorcas R. Hardy, Trustee
         Leland Miles, Trustee
         Lloyd F. Pierce, Trustee
         Richard E. Taber, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer


         ADMINISTRATOR

         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109

         INVESTMENT ADVISER

         Wright Investors' Service
         440 Wheelers Farms Road
         Milford, Connecticut 06460

         PRINCIPAL UNDERWRITER

         Wright Investors' Service Distributors, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06460
         (800) 888-9471
         e-mail: funds@wrightinvestors.com


         CUSTODIAN

         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         TRANSFER AND DIVIDEND DISBURSING AGENT

         PFPC Global Fund Services
         Wright Managed Investment Funds
         P.O. Box 5156
         Westborough, Massachusetts 01581-9698


         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a fund's current prospectus.